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GUIDESTONE FUNDS

Strategic Alternatives Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

July 18, 2019

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Strategic Alternatives Fund (the “SAF”), a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust has approved the appointment of a new sub-adviser, Weiss Multi-Strategy Advisers LLC (“Weiss”), to manage a portion of the SAF. Weiss has not begun serving as sub-adviser to the SAF as of the date of this Information Statement. There will be no change to the SAF’s investment objective, principal investment strategies or principal investment risks as a result of the appointment of Weiss. In addition, the overall management and advisory fees paid by the SAF will not increase as a result of the appointment of Weiss. Pursuant to an exemptive order received by the Trust, which is discussed below, the appointment of Weiss did not require a shareholder vote. The new sub-advisory agreement with Weiss has been approved in conjunction with the termination of the sub-advisory agreement with Perella Weinberg Partners Capital Management LP (“PWP”). Weiss will manage the portion of the SAF’s portfolio previously managed by PWP.

GuideStone Capital Management, LLC, the investment adviser to the SAF, expects that the appointment of Weiss will ensure the continuity of the investment services provided to the SAF.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

Strategic Alternatives Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Funds/Disclosures.

July 18, 2019

This document is an Information Statement for shareholders of the Strategic Alternatives Fund (the “Fund” or the “SAF”), a series of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the SAF and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Fund’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Fund’s administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about July 18, 2019, to the shareholders of record of the Fund as of July 1, 2019 (the “Record Date”).

As described in the SAF’s prospectus, the assets of the SAF are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to approval of the Board of Trustees of the Trust (the “Board”), to select and replace sub-advisers for the SAF and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the SAF, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreement with Weiss Multi-Strategy Advisers LLC (“Weiss”) on behalf of the SAF.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Fund will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 5,323,414.013 shares of the Investor Class of the SAF and 34,293,606.414 shares of the Institutional Class of the SAF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the SAF as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund as of the Record Date.

I.	Strategic Alternatives Fund: Appointment of Weiss Multi-Strategy Advisers LLC as Sub-Adviser

A.	Overview

On May 21, 2019, the Board voted to approve the selection of a new sub-adviser, Weiss, to manage a portion of the SAF. Weiss will replace Perella Weinberg Partners Capital Management LP (“PWP”), which serves as one of the SAF’s sub-advisers, on or after August 1, 2019, due to the anticipated transition of the investment team which currently manages PWP’s allocation of the SAF (the “Investment Team”) to Weiss. The investment objective, principal investment strategies, principal investment risks and the overall management and advisory fees of the SAF will remain unchanged as a result of the appointment of Weiss. Shareholder approval was not necessary to approve the appointment of Weiss pursuant to an exemptive order from the SEC.

B.	Appointment

At a regular, in-person meeting held on May 20 – 21, 2019, the Board, including the Trustees who are not “interested persons” (as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, Weiss or the Trust’s principal underwriter (“Independent Trustees”), considered and unanimously approved the Adviser’s proposal to appoint Weiss as a sub-adviser to manage a portion of the SAF’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and Weiss (the “Weiss Agreement”). On or after August 1, 2019, the portion of the SAF allocated to PWP will transition to Weiss, with Weiss assuming PWP’s role as the long-short equity sub-adviser to the SAF. In addition to Weiss, Allianz Global Investors U.S. LLC, Parametric Portfolio Associates LLC, Neuberger Berman Investment Advisers LLC and Goldman Sachs Asset Management, L.P., current sub-advisers to the SAF, will continue to provide sub-advisory services with respect to allocated portions of the SAF, which will remain unchanged.

The Adviser’s recommendation to hire Weiss was based on its analysis of the SAF’s investment objective and the structure of the SAF’s sub-adviser composite. The Adviser’s recommendation is intended to benefit the SAF by ensuring the continuity of the investment advisory services provided to the SAF.

C.	Board Considerations

In making its determination to approve Weiss’s selection as a sub-adviser to the SAF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Weiss; composite historical performance information; and information regarding Weiss’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Weiss. The Board received and considered information about the potential of Weiss to contribute economies of scale as the SAF grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Weiss’s stated fee schedule and the fee schedule with PWP for the SAF.

The Board took note that the primary reason for the Adviser’s recommendation to hire Weiss is to ensure that the SAF can continue to utilize the Diversified Equities Strategy (the “Strategy”) currently utilized by the SAF following the transition of the Investment Team to Weiss. The Board further noted that the Investment Team’s decision to join Weiss was as a result of the decision of PWP’s parent company to separate its advisory and asset management businesses into two independent firms. The Board considered that the Investment Team, with the exception of one individual who plans to retire, is moving to Weiss effective on or after August 1, 2019.

Further, the Board considered that, following the move to Weiss, the Investment Team will manage the Strategy currently utilized by the SAF in accordance with the same investment philosophy and process. The Board also considered the Adviser’s representation that it does not expect a change in the level or quality of services provided to the SAF by the Investment Team. The Board noted the Adviser’s belief that the transition from PWP to Weiss would benefit the Investment Team and would ultimately benefit the SAF and its shareholders.

Because this engagement with Weiss is new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Weiss did provide an estimate of profitability for providing its services to the SAF, which was based on an analysis of fees, expenses and overhead costs of the family of funds managed by David Baker, the portfolio manager of the current PWP allocation of the SAF who will manage the Weiss allocation of the SAF on or after August 1, 2019. The Trustees considered the Adviser’s assessment of Weiss’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Weiss, believed that Weiss was financially sound.

The Board considered the fees to be paid to Weiss under the Weiss Agreement, as well as the overall fee structure under the Weiss Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the SAF’s overall management and advisory fees would remain unchanged as a result of the appointment of Weiss. The Board also noted that the SAF, and not the Adviser, would pay fees to Weiss directly, and that, as a result, the appointment of Weiss would not be expected to affect the Adviser’s profitability with respect to the SAF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Weiss and its affiliates as a result of its arrangements with the SAF. The Board concluded that any potential benefits to be derived by Weiss included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that the Adviser intended to allocate approximately 25% of the SAF’s assets to Weiss. The Board noted the Adviser’s determination that the Strategy would continue to complement the other strategies currently utilized in the SAF. The Board noted the Adviser’s representation that Weiss would be comfortable managing the Strategy in accordance with the SAF’s faith-based investing policy.

The Board took note that, despite the Investment Team’s move to Weiss and the change in the name of the Strategy to the “Weiss Diversified Equities Strategy,” the Investment Team will maintain its performance record. While noting that past performance does not indicate future results, the Board considered that the composite performance (since March 2012) of the Strategy, gross of fees as of March 31, 2019, versus its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, had been favorable over historical time periods. The Board noted that while the inception date of the Strategy was March 2012, beginning at PWP, the Weiss Strategy has been actively managed by the same investment team since May 2005, while at Deutsche Bank. The Board further noted that, representative of the Strategy’s absolute return objective and strong risk-management culture, the Strategy has never recorded a negative calendar year since inception, including the track record established previously at Deutsche Bank.

The Board noted that the Adviser does not anticipate utilizing a transition manager to transfer assets from PWP to Weiss, as the holdings are expected to be transferred in-kind between accounts with no transaction costs on or after August 1, 2019.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Weiss would provide investment management services that are appropriate in scope and that the fees to be paid to Weiss by the SAF under the Weiss Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Weiss. In addition, since January 1, 2018, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Weiss, any parent or subsidiary of Weiss or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Weiss. Weiss is a subsidiary of George Weiss Associates, LLC, an independent, privately-owned asset management firm founded in 1998, with the founder, Mr. Weiss, owning more than half of the firm. As of June 30, 2019, Weiss had approximately $1.9 billion in AUM. Weiss has been a registered investment adviser since March 2010 and acts as a discretionary investment adviser to private investment funds, organized by the firm, and registered investment companies, as well as to a number of managed accounts owned by institutional investors over which Weiss exercises sole investment discretion. Mr. Baker will be responsible for the day-to-day management of the portion of the Strategic Alternatives Fund assigned to Weiss. He is a Portfolio Manager and will join Weiss in August 2019. Prior to Weiss, he served as a Partner and Portfolio Manager at PWP since March 2012. More information about Weiss is provided in Appendix B.

Comparison of the Management Fees. The overall management and advisory fees paid by the SAF will not change as a result of the appointment of Weiss compared to the overall management and advisory fees paid by the SAF prior to the effective date of the Weiss Agreement. The SAF, and not the Adviser, will pay the sub-advisory fees to Weiss directly; therefore, the appointment of Weiss is not expected to affect the Adviser’s profitability with respect to the SAF.

Prior to the effectiveness of the Weiss Agreement, the Institutional Class and Investor Class of the SAF each paid overall management and advisory fees of 0.87% of average daily net assets for the year ended December 31, 2018. For the fiscal year ended December 31, 2018, the actual overall management and advisory fees paid by the SAF to the Adviser and the sub-advisers to the SAF were $1,531,886 (40%) and $1,811,122 (47%), respectively.

Description of the Weiss Agreement. The Weiss Agreement will become effective on August 1, 2019, and Weiss will begin providing services to the SAF on or after August 1, 2019. This description of the Weiss Agreement is qualified in its entirety by the form of the Weiss Agreement, which is included in Appendix C. The terms of the Weiss Agreement are substantially the same as the investment sub-advisory agreements between the Trust, the Adviser and the SAF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims and obligations with respect to compliance matters.

The Weiss Agreement will continue in effect for an initial term of two years. Thereafter, the Weiss Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the SAF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Weiss Agreement, Weiss will manage the assets of the SAF that are allocated to Weiss by the Adviser. Weiss has discretion pursuant to the Weiss Agreement to purchase and sell securities for its allocated segment of the SAF’s assets in accordance with the SAF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Weiss.

Although Weiss is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Weiss Agreement recognizes that Weiss may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Weiss Agreement also provides that Weiss will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Weiss effects on behalf of the SAF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the SAF’s performance with respect to Weiss’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Weiss normally makes available to its institutional investors or other customers.

The Weiss Agreement does not protect Weiss against liability to the SAF or the SAF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach, of its duties and obligations under the Weiss Agreement. The Weiss Agreement will terminate automatically with respect to the SAF upon assignment or upon the termination of the SAF’s Advisory Agreement with the Adviser. The Weiss Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2018, the SAF did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the SAF share the same address, and the SAF or your broker or bank (for “street name” accounts) has received consent to household material, then the SAF or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the SAF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the SAF will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

July 18, 2019

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD

MORE THAN 5% OF THE STRATEGIC ALTERNATIVES FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 1, 2019 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	2,311,228.525	43%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Plan PO Box 819109 Dallas, TX 75381-9109	1,820,807.047	34%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Comp Plan (UDC) PO Box 819109 Dallas, TX 75381-9109	412,742.772	8%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 819109 Dallas, TX 75381-9109	6,976,749.673	20%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,937,089.182	17%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 819109 Dallas, TX 75381-9109	3,856,746.190	11%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	3,316,727.431	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	2,972,174.961	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,867,196.684	8%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,468,262.328	7%

A-1

APPENDIX B

MORE INFORMATION ABOUT

WEISS MULTI-STRATEGY ADVISERS LLC

Weiss Multi-Strategy Advisers LLC (“Weiss”), with principal offices at 320 Park Avenue, New York, NY 10022, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. It is a subsidiary of George Weiss Associates, LLC, an independent, privately-owned asset management firm founded in 1998, with the founder, Mr. Weiss, owning more than half of the firm. Weiss manages multiple strategies within hedge funds and registered mutual fund products. As of June 30, 2019, Weiss had approximately $1.9 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Weiss:

Name	Principal Occupation
George A. Weiss	Chief Executive Officer and Chairman
Jordi Visser	President and Chief Investment Officer
Jeffrey D. Dillabough	General Counsel
Victoria Steams	Chief Compliance Officer
Jay Tucker	Chief Operating Officer
Hank Swiggett	Chief Administrative Officer

The business address of each person listed above is the same as the address for Weiss.

Weiss also serves as investment adviser or sub-adviser to the following investment company, which has an investment objective similar to the Weiss strategy within the Strategic Alternatives Fund:

Fund	Approximate Fund Net Assets as of May 31, 2019 (in millions)	Annual Investment Advisory Fee
Dunham Monthly Distribution Fund	$271	0.60%*

*Management fees of the fund.

B-1

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and WEISS MULTI-STRATEGY ADVISERS LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Strategic Alternatives Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.      Appointment.    The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.      Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.      Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities or other assets for the Fund Account.

(c)      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request.

In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof (to the extent a list of such sub-advisers and their affiliates are provided to the Sub-Adviser), except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)      Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)      In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender reasonably promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

The Sub-Adviser shall not be responsible for preparing and maintaining records of or reports that refer to transactions that it does not place or execute with respect to the Fund.

(g)      All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)      In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will reasonably assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. For the avoidance of doubt, the parties agree that the Sub-Adviser shall not be obligated to determine or be responsible for determining the Fund Account’s mark-to-market valuation. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)      The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents.

The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)      As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)      The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

4.      Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.      Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.      Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities or other assets (including interest, brokerage commissions, transactional fees and taxes, if any, and any other expenses associated with the execution of portfolio transactions) purchased or sold for the Fund. Each of the Adviser and the Fund shall be responsible for its expenses.

7.      Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.      Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived. Any rights and obligations under this Section 8 and Section 9 shall survive termination or expiration of this Contract. The Sub-Adviser will have no responsibility with respect to any assets of the Fund other than the Fund Account.

9.      Indemnification.

(a)     The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)     The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)      The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)      The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)      The indemnification in this Section 9 shall survive the termination of this Agreement.

10.      Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)      The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.      Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)      The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)      The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)      The Adviser represents and warrants that the Fund is (i) a Qualified Institutional Buyer authorized to invest in restricted securities under Rule 144A of the Securities Act of 1933; and (ii) a “qualified eligible person” as defined in the rules promulgated under the United States Commodity Exchange Act (the “CEA”) for purposes of the CEA and the regulations thereunder.

12.      Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)      The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also, within seventy-two (72) hours of receipt, notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)      The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)      The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics; and (iii) a report to the Board in writing any material amendments to its code of ethics. In addition, the Sub-Adviser shall (i) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (ii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or manager of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change of control.

(f)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)      The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; (ii) use the performance of the Fund Account in its composite performance; and (iii) may provide information with respect to the Fund Account to regulatory agencies and service providers. The Sub-Adviser will, as soon as practicable, notify the Adviser of any request from a regulatory agency to provide such information, and will provide the Adviser with a copy of the information provided to the regulatory agency.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof, provided, however, nothing in this Section 14 shall be deemed to restrict the services Sub-Adviser is able to provide to others.

15.      Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)      Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.      Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.      No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.      Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.      Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.      Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein).

Information for notices or communications to Adviser:

Address:	5005 Lyndon B. Johnson Freeway, Suite 2200
Dallas, Texas 75244
Attention:	Melanie Childers
Email:	Melanie.Childers@GuideStone.org

Address for notices or communications to Sub-Adviser:

Address:	320 Park Avenue, 20th Floor
New York, New York 10022
Attention:	Jeffrey D. Dillabough
Email:	jdillabough@gweiss.com

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of August 1, 2019.1

GUIDESTONE FUNDS – STRATEGIC ALTERNATIVES FUND
5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244-6152
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, Texas 75244-6152
Attest
By:		By:
Name:	Matt L. Peden	Name:	David S. Spika
Title:	Vice President and Chief Investment Officer	Title:	President

WEISS MULT-STRATEGY ADVISERS LLC
320 Park Avenue 20th Floor New York, New York 10022
Attest
By:		By:
Name:		Name:
Title:		Title:

1 Original Agreement dated August 1, 2019.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE AUGUST 1, 2019

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
5.	Attribution analysis report.
6.	Liquidity summary which is a one-page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
7.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

8.	Report on notice of regulatory examinations and provide summaries of exam reports.
9.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Within a reasonable amount of time, notify GuideStone Capital Management, LLC of any material event related to the organization that would reasonably be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds, including any changes in ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

3.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
4.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
5.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
6.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
7.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
8.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser’s management of the Fund Account.

9.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Weiss Multi-Strategy Advisers LLC, (“Sub-Adviser”) relating to the Strategic Alternatives Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ron W. Bass	Chief Compliance Officer